[USAA(R) logo appears here.]







                   USAA GLOBAL TITANS
                            INDEX Fund





                             [Image appears here.}






                    Semiannual Report

----------------------------------------------------------
    June 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            11

      SHAREHOLDER VOTING RESULTS                                      12

      FINANCIAL INFORMATION

         Portfolio of Investments                                     13

         Notes to Portfolio of Investments                            18

         Statement of Assets and Liabilities                          19

         Statement of Operations                                      20

         Statements of Changes in Net Assets                          21

         Notes to Financial Statements                                22

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
       EQUITY                     MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
  Aggressive Growth*              Money Market          Extended Market Index

    Capital Growth          Tax Exempt Money Market      Global Titans Index

   Emerging Markets       Treasury Money Market Trust      Nasdaq-100 Index

  First Start Growth           State Money Market           S&P 500 Index

        Gold
                          ------------------------------------------------------
       Growth                     TAXABLE BOND             ASSET ALLOCATION
                          ------------------------------------------------------
   Growth & Income                 GNMA Trust             Balanced Strategy

    Income Stock            High-Yield Opportunities     Cornerstone Strategy

    International                    Income             Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond         Growth Strategy

   Small Cap Stock              Short-Term Bond             Income Strategy

       Value
                          ----------------------------
    World Growth                TAX-EXEMPT BOND
                          ----------------------------
                                    Long-Term

                                Intermediate-Term

                                   Short-Term

                                State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                   INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this practice eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GLOBAL TITANS INDEX FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[PHOTOGRAPH OF THE PRESIDENT AND
VICE CHAIRMAN OF THE BOARD,
CHRISTOPHER W. CLAUS, APPEARS HERE.]          "WE AT USAA INVESTMENTS ARE
                                                  ENCOURAGED BY EVENTS
                                            DESIGNED TO POSITION THE ECONOMY
                                                  FOR BETTER DAYS AHEAD."

--------------------------------------------------------------------------------

               We're more than halfway through 2001, and probably every one of us has asked at some point, When are we going to see the markets improve?

               That's not an easy question to answer. It's been a challenging time since the first signs of market decline surfaced in April 2000. We have survived poor market conditions for well over a year now. Currently, we believe the market is looking for evidence that the economy has truly bottomed out and is starting to recover. As of this writing, the market hasn't found this evidence. We think that, understandably, the market still has a healthy skepticism about the state of our economy.

               However, history has shown that poor markets do not last forever. Although no one can truly predict the end to the current slump, we at USAA Investments are encouraged by events designed to position the economy for better days ahead.

 ...CONTINUED
--------------------------------------------------------------------------------

               We hope to see some of the stimulative effects of the six interest rate cuts made by the Federal Reserve Board (the Fed) during the first half of 2001. We should start to see the Fed's interest rate cuts work through the economy in the form of growth in the gross domestic product (GDP), lower unemployment levels, and a boost in consumer confidence. Although we believe we are close to the trough in rate decreases, we expect that the Fed may reduce rates another 25 basis points at the August meeting of the Federal Open Market Committee.

               Another factor in potential economic recovery is the aggressive tax relief plan launched by the federal government. As of this writing, income tax rebates had already hit many consumers' mailboxes. Reduced tax withholding rates for 2001 are already showing up in paychecks.

               Overall, if these economic stimulators are successful, we could see some moderate growth in the economy that would translate into improved corporate earnings. Increased earnings will be the key to turning the market's outlook from pessimistic to optimistic. We hope to see a return to an up cycle within nine months to a year, and a rebound in the equity markets to their historical average returns of 8% to 12%. The chief factor that, in our view, could slow a recovery is the lull in capital spending by corporations. If this lull persists, it will continue to make life tough for technology companies and other related industries. In short, the technology slump will continue until corporate America sees improvements in business activity and gains enough confidence to start spending on technology again.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT

               Thank you for choosing to invest in USAA index funds. Integrating USAA index funds with actively managed mutual funds is an excellent way to construct a balanced portfolio for all economic conditions.

               As always, we appreciate your business. We'll work hard to continue to earn your trust.

               Sincerely,

               \s\ Chrispher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING. - PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GLOBAL TITANS INDEX FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Seeks to match, before fees and expenses, the performance of the stocks composing the Dow Jones Global Titans Index.


INVESTMENT INSTRUMENTS
--------------------------------------------------------------------------------

               At least 80% of the Fund's assets will be invested in the stocks of companies composing the Dow Jones Global Titans Index.

--------------------------------------------------------------------------------
                                          6/30/01              12/31/00
--------------------------------------------------------------------------------
 Net Assets                            $17.0 Million         $14.6 Million
 Net Asset Value Per Share                 $8.47                 $9.23

--------------------------------------------------------------------------------
                           Total Returns as of 6/30/01
--------------------------------------------------------------------------------
      12/31/00 TO 6/30/01*                    SINCE INCEPTION ON 10/27/00*
             -8.23%                                       -15.30%


               * TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

               TOTAL  RETURN  EQUALS  INCOME  YIELD PLUS SHARE PRICE  CHANGE AND
               ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRI-BUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY
               SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Global Titans Index Fund to the Dow Jones Global Titans Index for the period of 10/30/2000 through 6/30/2001. The data points from the graph are as follows:

                     USAA GLOBAL            DOW JONES GLOBAL
                  TITANS INDEX FUND           TITANS INDEX
                  -----------------         ----------------

10/30/2000             $10,000                $10,000
10/31/2000              10,130                 10,177
11/30/2000               9,390                  9,414
12/31/2000               9,230                  9,214
01/31/2001               9,550                  9,576
02/28/2001               8,650                  8,677
03/31/2001               8,130                  8,174
04/30/2001               8,830                  8,883
05/31/2001               8,710                  8,766
06/30/2001               8,470                  8,532

DATA FROM 10/30/00* THROUGH 6/30/01.


               The graph illustrates how a $10,000 hypothetical investment in the USAA Global Titans Index Fund so closely tracks the Dow Jones Global Titans Index that the difference is barely visible on the graph. The Dow Jones Global Titans Index is a market capitalization-weighted index composed of 50 stocks of the world's largest multinational companies with a distinct asset class and no national borders to define their territories.

               'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES & COMPANY, INC., AND DOW JONES & COMPANY, INC. MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL OF THE SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


               * DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY THE INDEX.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


USAA GLOBAL TITANS INDEX FUND


PERFORMANCE
--------------------------------------------------------------------------------

               The USAA Global Titans Index Fund seeks to track the performance of the Dow Jones Global Titans Index. For the six-month period ended June 30, 2001, the Dow Jones Global Titans Index returned -7.82% and the Fund returned -8.23%.


MARKET CONDITIONS
--------------------------------------------------------------------------------

               The first six months of 2001 were challenging for most investors as business conditions proved sluggish and stock markets across the world experienced considerable volatility. The period began with convincing indications that the U.S. economy had slowed dramatically. Factory output fell 1.1% in December 2000, the biggest drop since the 1991 recession. January's consumer sentiment index, significant because consumer spending accounts for two-thirds of the U.S. economy, dropped to its lowest level since 1996. Throughout the period, declining corporate spending on technology, rising oil prices, and increasing unemployment--233,000 jobs lost in April 2001 alone--put continuous pressure on global stock prices and precluded a strong market rebound.

               To counteract this poor economic performance, the Federal Reserve Board (the Fed) cut interest rates from 6.5% to 5.5% in January 2001. This cut was the first reduction in rates since November
               1998, and was met initially with positive market reactions. Throughout the reporting period, the Fed cut interest

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE DOW JONES GLOBAL TITANS INDEX DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               rates six times; by June 30, 2001, rates stood at 3.75%, their lowest level in seven years. Despite these reductions, many investors continued to be cautious as international economic conditions remained weak.


SECTOR PERFORMANCE
--------------------------------------------------------------------------------

               Many of the top holdings in the index performed well despite a difficult economic environment. Among the top stocks in the index, U.S. companies (constituting 69.89% of the index at the end of the reporting period) were particularly strong. Micro-soft (5.46% of the index) rose 68.3% during the period after it successfully launched its 2001 product line and received a favorable court ruling in its antitrust case. AOL Time Warner (3.62% of the index) enjoyed a solid gain, rising 52.3%. IBM (3.27% of the index) experienced solid revenue growth, rising 33.53%. Elsewhere in the top holdings, U.S. health and personal care firms (14.41% of the index) generally performed less favorably. Pfizer (4.35% of the portfolio) and Johnson & Johnson (2.57% of the portfolio) fell 12.93% and 4.82%, respectively.

               A number of international firms in the index also fared poorly during the period. Telecommunication companies were among the hardest hit because consumer and corporate demand for equipment and services slumped. Finland-based Nokia (1.65% of the portfolio) and U.K.-based Vodafone (2.35% of the portfolio) both fell, their stocks down 49.18% and 36.86%, respectively.


               YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-17.

               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS

                        -------------------------------
                             TOP 10 EQUITY HOLDINGS
                                (% of Net Assets)
                        -------------------------------

                        General Electric Co.       7.9%

                        Microsoft Corp.            5.5%

                        ExxonMobil Corp.           4.9%

                        Citigroup, Inc.            4.3%

                        Pfizer, Inc.               4.1%

                        AOL Time Warner, Inc.      3.7%

                        IBM Corp.                  3.2%

                        Intel Corp.                3.2%

                        BP Amoco plc               3.0%

                        GlaxoSmithKline plc        2.8%

                        -------------------------------


                      -------------------------------------
                                TOP 10 INDUSTRIES
                                (% of Net Assets)
                      -------------------------------------

                      Drugs                           11.7%

                      Oil - International Integrated  11.6%

                      Banks - Money Center             8.2%

                      Electrical Equipment             7.9%

                      Telephones                       7.5%

                      Computer Software & Service      5.5%

                      Finance - Diversified            5.5%

                      Insurance - Multiline Companies  4.9%

                      Entertainment                    4.6%

                      Automobiles                      3.4%

                      -------------------------------------


                             ----------------------
                                 TOP 5 COUNTRIES
                                (% of Net Assets)
                             ----------------------

                             United States    69.6%

                             United Kingdom   11.7%

                             Switzerland       5.4%

                             Japan             3.7%

                             Germany           3.0%

                             ----------------------

12

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on the following proposal. Shareholders of record on May 25, 2001, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders. Votes reported are for the entire series of USAA Mutual Fund, Inc. (the Company).


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Directors as follows:


                                                                      VOTES
               DIRECTORS                          VOTES FOR          WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                  2,715,058,284       40,108,336

               Christopher W. Claus             2,715,058,925       40,107,695

               David G. Peebles                 2,715,058,926       40,107,694

               Michael F. Reimherr              2,715,058,891       40,107,729

               Richard A. Zucker                2,715,058,603       40,108,017

               Barbara B. Dreeben               2,715,058,252       40,108,368

               Robert L. Mason, Ph.D.           2,715,058,603       40,108,017

               Laura T. Starks, Ph.D.           2,715,058,582       40,108,038

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            FOREIGN STOCKS (30.6%)
            FINLAND (1.7%)
   12,827   Nokia Oyj  ADR                                              $    291
--------------------------------------------------------------------------------
            FRANCE (2.3%)
    3,773   AXA S.A.                                                         108
    2,020   Total Fina Elf S.A.                                              283
--------------------------------------------------------------------------------
                                                                             391
--------------------------------------------------------------------------------
            GERMANY (3.0%)
      391   Allianz AG Holding                                               114
    2,282   DaimlerChrysler AG                                               105
    6,473   Deutsche Telekom AG                                              148
    2,267   Siemens AG                                                       139
--------------------------------------------------------------------------------
                                                                             506
--------------------------------------------------------------------------------
            JAPAN (3.7%)
       16   Mitsubishi Tokyo Finance Group, Inc.*                            133
    2,300   Sony Corp.                                                       151
   10,000   Toyota Motor Corp.                                               352
--------------------------------------------------------------------------------
                                                                             636
--------------------------------------------------------------------------------
            NETHERLANDS (2.8%)
    2,165   ING Groep N.V.                                                   142
    5,857   Royal Dutch Petroleum                                            337
--------------------------------------------------------------------------------
                                                                             479
--------------------------------------------------------------------------------
            SWITZERLAND (5.4%)
      742   Credit Suisse Group*                                             122
    1,077   Nestle S.A.                                                      229
    7,170   Novartis AG                                                      260
    1,919   Roche Holdings AG                                                138
    1,207   UBS AG*                                                          173
--------------------------------------------------------------------------------
                                                                             922
--------------------------------------------------------------------------------

14

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (CONTINUED)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            UNITED KINGDOM (11.7%)
   61,855   BP Amoco plc                                                 $   509
   23,257   British Telecommunications plc                                   146
   17,141   GlaxoSmithKline plc*                                             483
   25,355   HSBC Holdings plc                                                301
   15,266   Lloyds TSB Group plc                                             153
  178,432   Vodafone Group plc                                               396
--------------------------------------------------------------------------------
                                                                           1,988
--------------------------------------------------------------------------------
            Total foreign stocks (cost: $5,894)                            5,213
--------------------------------------------------------------------------------
            DOMESTIC STOCKS (68.9%)
            AUTOMOBILES (0.7%)
    4,986   Ford Motor Co.                                                   122
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (3.0%)
    4,453   Bank of America Corp.                                            267
    5,503   J. P. Morgan Chase & Co.                                         246
--------------------------------------------------------------------------------
                                                                             513
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (1.7%)
    6,339   Coca-Cola Co.                                                    285
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (3.2%)
    4,808   IBM Corp.                                                        543
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (2.2%)
   20,151   Cisco Systems, Inc.*                                             367
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (5.4%)
   12,720   Microsoft Corp.*                                                 929
--------------------------------------------------------------------------------
            DRUGS (6.5%)
    6,385   Merck & Co., Inc.                                                408
   17,424   Pfizer, Inc.                                                     698
--------------------------------------------------------------------------------
                                                                           1,106
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (7.9%)
   27,462   General Electric Co.                                        $  1,339
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (3.2%)
   18,575   Intel Corp.                                                      543
--------------------------------------------------------------------------------
            ENTERTAINMENT (4.6%)
   11,786   AOL Time Warner, Inc.*                                           625
    5,682   Walt Disney Co.                                                  164
--------------------------------------------------------------------------------
                                                                             789
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (5.5%)
   13,871   Citigroup, Inc.                                                  733
    3,098   Morgan Stanley Dean Witter & Co.                                 199
--------------------------------------------------------------------------------
                                                                             932
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.4%)
    8,310   Johnson & Johnson, Inc.                                          415
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.4%)
    3,615   Procter & Gamble Co.                                             231
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (2.8%)
    5,528   American International Group, Inc.                               475
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (1.7%)
    5,360   Tyco International Ltd.                                          292
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (4.9%)
    9,616   ExxonMobil Corp.                                                 840
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (2.2%)
    7,639   Wal-Mart Stores, Inc.                                            373
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (2.0%)
   10,178   AT&T Corp.                                                       229
    8,166   WorldCom, Inc.*                                                  116
--------------------------------------------------------------------------------
                                                                             345
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            TELEPHONES (5.8%)
    5,169   BellSouth Corp.                                             $    208
    9,356   SBC Communications, Inc.                                         375
    7,456   Verizon Communications, Inc.                                     399
--------------------------------------------------------------------------------
                                                                             982
--------------------------------------------------------------------------------
            TOBACCO (1.8%)
    6,113   Philip Morris Companies, Inc.                                    310
--------------------------------------------------------------------------------
            Total domestic stocks (cost: $12,225)                         11,731
--------------------------------------------------------------------------------

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.7%)

 $    128   State Street Bank & Trust Co., 3.0%, acquired on 6/29/01
              and due 7/02/01 at $128 (collateralized by a $130 U.S.
              Treasury Note, 5.75%, due 8/15/03; market value of $136)
              (cost: $128)                                                   128
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $18,247)                           $ 17,072
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

            Drugs                                         11.7%
            Oil - International Integrated                11.6
            Banks - Money Center                           8.2
            Electrical Equipment                           7.9
            Telephones                                     7.5
            Computer Software & Service                    5.5
            Finance - Diversified                          5.5
            Insurance - Multiline Companies                4.9
            Entertainment                                  4.6
            Automobiles                                    3.4
            Computer - Hardware                            3.2
            Electronics - Semiconductors                   3.2
            Manufacturing - Diversified Industries         2.5
            Health Care - Diversified                      2.4
            Telecommunications - Cellular/Wireless         2.3
            Computer - Networking                          2.2
            Retail - General Merchandising                 2.2
            Telecommunications - Long Distance             2.0
            Tobacco                                        1.8
            Beverages - Nonalcoholic                       1.7
            Communications Equipment                       1.7
            Household Products                             1.4
            Foods                                          1.3
            Other                                          1.5
                                                         -----
            Total                                        100.2%
                                                         =====

18

NOTES
--------------------------------------------------------------------------------
                           to Portfolio of INVESTMENTS


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

               Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

               The percentages shown represent the percentage of the investments to net assets.

               ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

               *Non-income-producing security.



               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)



ASSETS

   Investments in securities, at market value (identified cost of $18,247)     $ 17,072
   Cash denominated in foreign currencies (identified cost of $13)                   13
   Receivables:
      Capital shares sold                                                            95
      Dividends and interest                                                         14
   Prepaid expenses                                                                  20
                                                                               --------
         Total assets                                                            17,214
                                                                               --------

LIABILITIES

   Securities purchased                                                              93
   Capital shares redeemed                                                           42
   Accounts payable and accrued expenses                                             49
                                                                               --------
         Total liabilities                                                          184
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 17,030
                                                                               ========

REPRESENTED BY:

   Paid-in capital                                                             $ 19,247
   Accumulated undistributed net investment income                                   78
   Accumulated net realized loss on investments                                  (1,120)
   Net unrealized depreciation on investments                                    (1,175)
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 17,030
                                                                               ========
   Capital shares outstanding                                                     2,011
                                                                               ========
   Authorized shares of $.01 par value                                          100,000
                                                                               ========
   Net asset value, redemption price, and offering price per share             $   8.47
                                                                               ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA GLOBAL TITANS INDEX FUND

SIX-MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $6)                  $    110
      Interest                                                                2
                                                                       --------
         Total income                                                       112
                                                                       --------
   Expenses:
      Advisory fees                                                          17
      Administrative fees                                                    27
      Transfer agent's fees                                                  21
      Custodian's fees                                                       37
      Postage                                                                 4
      Shareholder reporting fees                                              4
      Directors' fees                                                         2
      Registration fees                                                      25
      Professional fees                                                      22
      Other                                                                   7
                                                                       --------
         Total expenses                                                     166
      Expenses reimbursed                                                  (106)
                                                                       --------
         Net expenses                                                        60
                                                                       --------
            Net investment income                                            52
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain (loss) on:
      Investments                                                        (1,120)
      Foreign currency transactions                                           2
   Change in net unrealized appreciation/depreciation of
      investments                                                           (93)
                                                                       --------
            Net realized and unrealized loss                             (1,211)
                                                                       --------
   Decrease in net assets resulting from operations                    $ (1,159)
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA GLOBAL TITANS INDEX FUND

SIX-MONTH PERIOD ENDED JUNE 30, 2001,
AND PERIOD ENDED DECEMBER 31, 2000*
(UNAUDITED)


                                                         6/30/2001   12/31/2000*
                                                         ----------------------

FROM OPERATIONS

   Net investment income                                  $    52      $    16
   Net realized loss on investments                        (1,120)           -
   Net realized gain (loss) on foreign currency
      transactions                                              2           (2)
   Change in net unrealized appreciation/depreciation of
      investments                                             (93)      (1,082)
                                                         ----------------------
      Decrease in net assets resulting
         from operations                                   (1,159)      (1,068)
                                                         ----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               10,013       15,771
   Cost of shares redeemed                                 (6,452)         (75)
                                                         ----------------------
      Increase in net assets from capital
         share transactions                                 3,561       15,696
                                                         ----------------------
   Net increase in net assets                               2,402       14,628

NET ASSETS

   Beginning of period                                     14,628            -
                                                         ----------------------
   End of period                                          $17,030      $14,628
                                                         ======================

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME

   End of period                                          $    78      $    24
                                                         ======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                              1,131        1,594
   Shares redeemed                                           (706)          (8)
                                                         ----------------------
      Increase in shares outstanding                          425        1,586
                                                         ======================


   * FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                             to FINANCIAL Statements


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Global Titans Index Fund (the Fund), which commenced operations on October 27, 2000. The Fund's investment objective is to match, before fees and expenses, the performance of the stocks constituting the Dow Jones Global Titans Index. The Dow Jones Global Titans Index currently consists of the 50 largest multinational companies in the world. Each of these companies currently has a market capitalization of at least $20 billion. USAA Investment Management Company (the Manager) has retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies that constitute the Dow Jones Global Titans Index.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention,

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


                  available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

          B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged securities.

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


          C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by $2,000.

          D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended June 30, 2001.


(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2001, were $10,661,000 and $6,956,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


          The  cost  of   securities   for  federal   income  tax   purposes  is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of June 30, 2001, were $490,000 and $1,665,000, respectively.


(5)  FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward foreign currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At June 30, 2001, the Fund did not have any open currency contracts.


(6)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. ADVISORY FEES - The Manager carries out the Fund's investment policies and provides oversight of the management of the Fund's portfolio. The Fund's advisory fees are computed at an annualized rate of 0.25% of its monthly average net assets.

              The Manager has retained Barclays to serve as subadviser for the Fund, giving it responsibility for the day-to-day management of the Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, Barclays receives a fee from the Manager at an annual rate equal to 0.09% of the Fund's average

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


              daily net assets on amounts up to and including $250 million and 0.04% of the Fund's average daily net assets on amounts above $250 million.

          B. ADMINISTRATIVE FEES - The Manager provides services related to the administration and operation of the Fund. The Fund's administrative fees are computed at an annualized rate of 0.35% of its monthly average net assets.

          C. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.85% of its annual average net assets through May 1, 2002, and accordingly has waived payment of a portion of the Fund's fees and expenses. In subsequent years, the Manager may recover all or a portion of these waived amounts from the Fund, provided that such recovery is made not later than three years from the Fund's inception date of October 27, 2000, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.85% of the Fund's annual average net assets.

          D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


          E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At June 30, 2001, the Association and its affiliates owned 464,000 shares (23.1%) of the Fund.

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GLOBAL TITANS INDEX FUND

JUNE 30, 2001 (UNAUDITED)


(8)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          Per share operating performance for a share outstanding throughout each period is as follows:

                                             SIX-MONTH          PERIOD
                                           PERIOD ENDED          ENDED
                                             6/30/2001        12/31/2000*
                                           -----------------------------
         Net asset value at
             beginning of period              $  9.23           $ 10.00
         Net investment income                    .03               .01(b)
         Net realized and unrealized
             loss on investments                 (.79)             (.78)
                                           -----------------------------
         Net asset value at
             end of period                    $  8.47           $  9.23
                                           =============================
         Total return (%)                       (8.23)            (7.70)
         Net assets at end
             of period (000)                  $17,030           $14,628
         Ratio of expenses to
             average net assets (%)               .85(a)            .85(a)
         Ratio of expenses to average
             net assets, excluding
             reimbursements (%)                  2.36(a)           3.24(a)
         Ratio of net investment
             income to average
             net assets (%)                       .74(a)            .73(a)
         Portfolio turnover (%)                 48.27               .24

 * Fund commenced operations on October 27, 2000.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)Calculated using average shares.

NOTES
--------------------------------------------------------------------------------

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

               LEGAL COUNSEL   Goodwin Procter LLP
                               Exchange Place
                               Boston, Massachusetts 02109

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL   1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT   For account servicing, exchanges,
                MUTUAL FUNDS   or redemptions
                               1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS   USAA.COM


                                                                        Recycled
                                                                           Paper

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                           ---------------------------------------------------
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